Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund
FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENT TO CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective October 31, 2024, the above-named Funds will increase the publication frequency of their portfolio holdings from quarterly to monthly. Accordingly, the following revisions will apply.
1. In the Prospectus section entitled “Portfolio Holdings Information,” under “Account and Share Information,” please replace the first paragraph with the following:
“Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website 15 days (or the next business day) after the end of the month and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration) and a percentage breakdown of the portfolio by credit quality and sector.”
2. In the Statement of Additional Information section entitled “Portfolio Holdings Information,” under “Who Manages and Provides Services to the Fund?,” please replace the first paragraph with the following:
“Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website 15 days (or the next business day) after the end of the month and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration) and a percentage breakdown of the portfolio by credit quality and sector.”
October 30, 2024

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456899 (10/24)
© 2024 Federated Hermes, Inc.